# Focused on Our Strengths…

中国易达
CHINA YIDA

CCG China Rising Conference Presentation
Presented by – George Wung

May 2009

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by China Yida Holding, Co. (the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the tourism, entertainment, media and other related businesses generally, the timing of the new projects and operations, increased costs and other risks associated with developing projects and operations, business levels at the Company's parks, channels and other operations and our ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

# Market Summary

- Trading Symbol: CYID.OB
- Market Capitalization (as of May 15th, 2009): $ 132.7 million
- Closing Price (as of May 15th, 2009): $ 1.95
- Total # Shares Outstanding: 68,084,487
- EPS (as of the end of fiscal year 2008): $ 0.27
- P/E ratio (as of May 15th, 2009): 7x

中国易达
CHINA YIDA

# Company Overview

The China Yida Holding, Co. (the "Company") is a leading entertainment company in China with diversified operations involving China's tourism, media and other related industries and sectors.

中国易达 CHINA YIDA

## Tourism Segment

- Tourist Destinations Development & Management
- In-destination Entertainment & Activities
- In-destination Transportation

Current operations:

- Great Golden Lake (natural & recreational)
- Hua'an Tulou (Historical Site)
- Yunding (natural & recreational)

## Media Segment

- TV Media
  - Cable & Analog
- Transportation On-board Media
  - Railway

  Current operations:

  - FEVT (comprehensive provincial channel)
  - Railway on-board programming

# Unique Core Value and Approaches

**Cultural-Orientated**

- Artistic Aspects
- Natural Aspects
- Historical Aspects
- Educational Aspects
- Environmental Aspects

**Core Value** → 中国易达 CHINA YIDA

**Consumers**

## YIDA APPROACHES

| Tangible Approach | Intangible Approach |
|---|---|
| Identify the individual opportunities | Talent Sharing |
| | Network & Relationship Sharing |
| | Client base Sharing |
| Package & manage the individual opportunities | Marketing & Distribution Channels Sharing |
| | Information Sharing |
| | Purchasing Power Sharing |
| Market & promote the individual opportunities | Brand Name Value Sharing |
| | Experience Sharing |

Unique combination of business sense and profound understanding of Chinese Culture

# Unique Combination of Task Forces

The Company is comprised of its three key divisions. Together they have become a unique player in the marketplace with highly visible competitive advantages and strengths.

CHINA YIDA

## Creation Division

**Creation Division** is comprised of our research and origination groups. Together they are dedicated to **DISCOVER** the value of our existing and potential assets through in-depth studies and researches, and eventually to aviate the opportunities to pre-grand-opening stage.

## Management Division

**Management Division** is dedicated to **REALIZE** the value of our assets through Company's management professionals with rich experiences in China's media, tourism and related industries.

## Marketing Division

**Marketing Division** is dedicated to **MAXIMIZE** the value of our assets and operations with efficient multi-platform or cross-platform promotions currently available through Company's integrated network of partners, clients and other resources.

# Unique Creation of Efficiency


Individual Platform
Tourism
Individual Platform
In-destination Entertainment & Activity
Integrated Platform as a Company
Management Division
Marketing Division
Creation Division
Individual Platform
Transportation On-board Programming
Individual Platform
TV Media

- ✓ Cost Efficient
- ✓ Broad Industry Coverage
- ✓ Flexibility
- ✓ Invisible Barrier for Competition
- ✓ Strong Recognition of Company brand name

**Multi-platform Promotion**
**Cross-platform Promotion**

# Unique Creation of Efficiency – Comparisons

中国易达 CHINA YIDA | 桂林旅游股份有限公司 Guilin Tourism Corporation Limited | PHOENIX SATELLITE TELEVISION 鳳凰衛視控股有限公司 Stock Code 股份代號 8002

| | 2008 (A) | 2008 (A) | 2008 (A) |
|---|---|---|---|
| Revenue - Media | $23,319,235 | | $180,786,883 |
| Cost of Revenue - Media | $5,779,082 | | $144,422,208 |
| Gross Profit - Media | $17,540,153 | | $36,364,675 |
| Gross Profit Margin - Media | 75.22% | | 20.11% |
| | | | |
| Revenue - Tourism | $7,280,258 | $29,748,237 | |
| Cost of Revenue - Tourism | $1,904,329 | $15,822,471 | |
| Gross Profit - Tourism | $5,375,929 | $13,925,766 | |
| Gross Profit Margin - Tourism | 73.84% | 46.81% | |
| | | | |
| Operating Expenses | $3,919,429 | N/A | N/A |
| Other Income (Expenses) | ($35,205) | N/A | N/A |
| Income Taxes | $670,347 | N/A | N/A |
| | | | |
| Net Income | $18,291,101 | $3,338,128 | $37,249,870 |
| Net Profit Margin | 59.78% | 11.22% | 20.60% |

(Note: Exchange Rate of 1 USD to 6.8 RMB and 1 USD to 7.7 HKD applied)

# Involved Industry Overview – Tourism

**CAGR: 12.6%**


China's Tourism Total Revenue
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
50,543
56,857
62,286
72,857
75,714
68,286
97,571
107,143
128,571
155,714
165,714
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

(Unit: Millions of USD, Source: National Tourism Administration of the People's Republic of China)

# Involved Industry Overview – Media

## Company Currently Involved Sectors: TV and On-board TV

| China's Media Market Overview | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| Media (Million of USD) | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 (E) | 2009 (E) |
| TV | 3,375 | 4,694 | 6,800 | 8,987 | 11,247 | 14,173 | 16,765 | 19,977 | 23,173 |
| Radio | | | | | 301 | 501 | 664 | 1,000 | 1,334 |
| Newspaper | 1,104 | 1,521 | 2,020 | 2,621 | 2,764 | 2,979 | 3,230 | 3,451 | 3,622 |
| Magazine | 66 | 100 | 178 | 229 | 282 | 357 | 431 | 518 | 622 |
| Outdoor | 1,078 | 1,290 | 1,468 | 1,514 | 1,992 | 2,461 | 2,739 | 3,086 | 3,898 |
| Internet | 60 | 79 | 169 | 303 | 527 | 783 | 1,395 | 2,305 | 3,236 |
| Other Digital Media | | | | | | 333 | 735 | 1,338 | 1,961 |
| Total | 5,683 | 7,684 | 10,635 | 13,654 | 17,113 | 21,587 | 25,959 | 31,675 | 37,846 |

| Y-to-Y Change | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 (E) | 2009 (E) |
|---|---|---|---|---|---|---|---|---|---|
| TV | 28.6% | 39.1% | 44.9% | 32.2% | 25.1% | 26.0% | 16.4% | 19.2% | 16.0% |
| Radio | | | | | | 66.3% | 30.4% | 50.6% | 33.4% |
| Newspaper | 15.2% | 37.8% | 32.8% | 29.8% | 5.5% | 7.8% | 6.7% | 6.8% | 5.0% |
| Magazine | 31.2% | 51.3% | 77.7% | 28.6% | 22.9% | 26.7% | 18.8% | 20.0% | 20.0% |
| Outdoor | | 19.7% | 13.8% | 3.1% | 31.6% | 23.5% | 9.5% | 12.7% | 26.3% |
| Internet | 41.5% | 32.6% | 114.8% | 78.6% | 73.9% | 48.6% | 75.4% | 65.3% | 40.4% |
| Other Digital Media | | | | | | | 117.5% | 82.0% | 46.5% |
| Total | 43.2% | 35.2% | 38.4% | 28.4% | 25.3% | 26.1% | 18.3% | 22.0% | 19.5% |

| % as Media Industry | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 (E) | 2009 (E) |
|---|---|---|---|---|---|---|---|---|---|
| TV | 59.4% | 61.1% | 63.9% | 65.8% | 65.7% | 65.7% | 64.6% | 63.1% | 61.3% |
| Radio | | | | | 1.8% | 2.3% | 2.6% | 3.2% | 3.5% |
| Newspaper | 19.4% | 19.8% | 19.0% | 19.2% | 16.2% | 13.8% | 12.4% | 10.9% | 9.6% |
| Magazine | 1.2% | 1.3% | 1.7% | 1.7% | 1.6% | 1.7% | 1.7% | 1.6% | 1.6% |
| Outdoor | 19.0% | 16.8% | 13.8% | 11.1% | 11.6% | 11.4% | 10.5% | 9.7% | 10.3% |
| Internet | 1.0% | 1.0% | 1.6% | 2.2% | 3.1% | 3.6% | 5.4% | 7.3% | 8.5% |
| Other Digital Media | | | | | | 1.5% | 2.8% | 4.2% | 5.2% |
| Total | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% |

Other Digital Media includes: Mobile Phone, In-door LCD display, On-board LCD display and Digital Magazine

Source: NMR, iAdTracker, CODC and GroupM

# Industries under the Global Financial Crisis

**Consumer Spending Sustains. High Level of Spending Interest on travel and outdoor activities**

**Consumer Confidence in China**


106
98
95
96
1ST Half 2007
2ND Half 2007
1ST Half 2008
2ND Half 2008

% Change: N/A -7.55% -3.06% +1.05%

(Source: A.C. Nielson)

**Survey: Spending Directions after Basic Living Standards have been Fulfilled**


Have No Money Left 3%
Pension 7%
Investment 42%
Saving 57%
Pay off Debt 26%
Home Improvements 28%
Tech Products 41%
Outdoor Activities 41%
New Cloth 51%
Travel/Trip 53%

Source: A.C. Nielson

**Expenditures by Medium in China**


Y000's
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
J F M A M J J A S O N D J F M A M J J A S O N D
2007
2008

Source: A.C. Nielson

**Spending in Media Remains Strong, especially the traditional medium**

# Tourist and Related – Great Golden Lake

## Great Golden Lake

Global Geopark

All most 90 square miles in total size more than 70 square miles of water coverage area

Engaged with China Yida: 2001
Global Geopark title from UN: 2006

**Voted China's Top 10 Most Appealing Tourist Location;**

**Voted China's Top 50 Places for Foreigners to Visit**

大金湖旅游区
GREAT GOLDEN LAKE TOURIST AREA

Great Golden LAKE

| Before: 2001 | | After: 2008 |
|---|---|---|
| Was an average regional scenic spot | | Obtained Global Geopark title becoming a national-level tourist destination |
| Average annual no. of visitors: **30,000 people** | • 1,066 % | No. of visitors in 2008: **320,000 people** |
| Admission/ ticket revenue: **USD$250,000** | • 2,880 % | 2008 admission ticket revenue: **USD 7.2m** |











# Tourist and Related – NEW

## Hua'an Tulou – World Cultural Heritage Site

- An ancient architectural attraction was built hundred of years ago
- Engaged with China Yida: December 2008
- Opening: Q2 2009

## Yunding

**The biggest natural tourist & recreation destination close to major city of Fujian Province (30 miles from capital city of Fujian Province).**

**Engaged with China Yida: November 2008 | Opening: Q4 2009**

**Company currently runs total of 3 tourist/entertainment destinations in China.**

| | World Heritage Sites | Global Geoparks | Total |
|---|---|---|---|
| World | 878 | 57 | 935 |
| China | 37 | 20 | 57 |
| Fujian Province | 2 | 1 | 3 |
| China Yida | 1 | 1 | 2 |






# Media and Related – FETV

## FETV

Comprehensive Provincial TV Channel

Population covered: 32 million

Engaged with China Yida: 2004
Achieve provincial top 5 ranking: 2006

Fujian Province Overview

- 35 million people

- GDP RMB 1.08 trillion, ranked nationwide 12th place in 2008

**FETV**

| Before: 2003 | | After: 2008 |
|---|---|---|
| Provincial ranking: #11 | | Provincial ranking: #4 |
| Daily average audience rating: 0.12 | • 336% | Daily average audience rating: 0.56 |
| Provincial market penetration: 2% | • 600% | Provincial market penetration: 14% |
| Provincial coverage rate: 27% | • 240% | Provincial coverage rate: 92% |
| Advertising revenue: USD$300,000 | • 36 Fold | 2008 advertising revenue: USD 23.3m |


健康女人
1+1
海西文化讲坛
FETV
新故事会
情动8点
海西
Do You Know
你知道吗
成长
ChengZhang
家长

# FETV’s Selected Clients

# Media and Related – NEW

## The Program – "Journey Through China on the Train"

**Engaged with China Yida: February 2009**

**First programming started: March 2009**

Currently covers (up to May 2009)

- 7 railways into Tibet: 25 tourist cities alone the lines
- 5 Inter-city high speed railways: go through 28 of tier 1 & tier 2 cities
- All railway bureaus and office locations in China

**Approximately 110-million-people of coverage is estimated annually**

**"Journey Through China on the Train" is part of total On-Train Programming brought by China's Railway Bureau. The length of total On-Train Programming is determined by the travel time span of each line.**

**We customized our program into different length with localized contents and advertisements to fit into different railway lines.**

- **Program on Railways into Tibet:** Daily broadcasting, 20 minutes duration, rotates multiple times daily

- **Program on Inter-city Lines:** Daily broadcasting, 5-20 minutes duration, rotates multiple times daily

- **Program to Railway Bureaus:** Weekly broadcasting, 20 minutes duration, runs Sat. & Sun. weekly

**Company currently runs total of 2 media-related operations in China.**

# "Journey Through China on the Train" Program Screen Shot One



阿里山
主持 吴丹
这个季节没有雨水冲击道
路，对于想要游阿里的人，
旅游小贴士
Travel Tips
"东南汽车"提醒你
关注旅途行车安全
旅游资讯：3月18日，厦门举办了"美在厦门嘉年华"开幕式及文艺演出，首个周末各主要景区(点)接待

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Sponsor Tag-in
Advertising Income

Three:
Sponsor News
Advertising Income

**Multiple income sources for any second of program**

中国易达 CHINA YIDA

# "Journey Through China on the Train"
# Program Screen Shot Two


五彩池
上季节海
沃洛色嫫
4136
则查洼沟
日则沟
天鹅海
芳草海
日则招待所
箭竹海
熊猫海
熊猫海瀑布
五花海
孔雀河道
诺日朗宾馆
镜海
珍珠滩瀑布
珍珠滩
金铃海
诺日朗瀑布
下季节海
则查洼寨
犀牛海
老虎海
树正瀑布
树正群海
卧龙海
双龙海
芦苇海
盆景海
树正沟
树正寨购物中心
达戈神山
4200
黑角寨
扎如寺
荷叶寨
旅游小贴士
Travel Tips
我们就来到了日则招待所

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Introduction of Sponsor Motel
Advertising Income

Three:
Introduction of Sponsor Shopping Center
Advertising Income

Four:
Introduction of Sponsor Hotel
Advertising Income

**Multiple income sources for any second of program**

中国易达 CHINA YIDA

# Our Management Team



**Mr. Minhua, Chen**
**Chairman & CEO**

- 30 years of experience in television media and tourist space
- News journalist from 1978 – 1992
- Part-time University professor at Tourism College
- Vice-chairman of Fujian Provincial Tourism Institute
- Vice-president of Fujian Advertisement Association
- Publisher of "General Theory of Tourism and Chinese Traditional Culture", now a text book in university

# Our Management Team

**George Wung – Chief Financial Officer**

10+ years of experiences in U.S. financial field. 2006 – 2008: Managing Director at Etech Securities, Inc.; 2004 – 2005: Director at Prosperity Financial Group; 2002 – 2003: Senior Vice President at Global America Investments, Inc.

**Jinghua Huo – Vice President (Media)**

10+ years of experiences in media industry. 1998 – 2000: Director of Customer Development Division of People's Daily Daye Media Group; 2001 – 2004: Director of Marketing Division of Fujian News Channel.

**Liping Yan – Vice President (Tourism)**

10+ years of experiences in tourism industry. 1996 – 2001: Chief of Tourism Bureau of Wuyishan City. 2002 – 2005: Managing Director of Fujian Wuyishan Tourism Group.

# Strong Financial Performance (2006 – 2008)

Revenue and Breakdown (Media & Tourism)


35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
Total Revenue
10,211,833
2,560,392
7,651,441
42.75%
Total Revenue
14,577,765
2,330,801
12,246,964
109.91
%
Total Revenue
30,599,493
7,280,258
23,319,235
2006 (A)
2007 (A)
2008 (A)
Media
Tourism

# Strong Financial Performance (2006 – 2008)


Gross Profit and Margins
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
88.00%
86.00%
84.00%
82.00%
80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
77.63%
85.79%
74.89%
7,927,405
12,506,356
22,916,082
2006 (A)
2007 (A)
2008 (A)
Gross Profit
Gross Profit Margin

# Strong Financial Performance (2006 – 2008)


Net Profit and Margins
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
56.96%
75.31%
59.78%
5,816,636
10,978,150
18,291,101
2006 (A)
2007 (A)
2008 (A)
Net Income
Net Profit Margin

# Solid Balance Sheet (2008)

| Year Ended 2008 | |
|---|---|
| **Assets (USD)** | |
| Cash and Equivalents | 8,715,048 |
| PP&E | 34,173,009 |
| Accounts Receivable | 76,569 |
| Other Assets | 11,578,987 |
| Total Assets | 54,543,613 |

Strong Cash Reserve

Low AR, unlike manufacturing companies

Debt/Equity Ratio: 0.04

Current Ratio: 3.72

Book Value / Share: 0.76

Low Debt, room for more leverage

| Liabilities & Equity (USD) | |
|---|---|
| Debt (Current) | 2,427,259 |
| Debt (Long-term) | 0 |
| Stockholders' Equity | 52,116,354 |
| Total Liabilities & Equity | 54,543,613 |

# Our Plan & Vision

## Grow the Pie

- Grow the Existing Operations


中国易达
CHINA YIDA

## Diversify the Pie

- Add More Operations in Existing Industries & Sectors


中国易达
CHINA YIDA

中国易达
CHINA YIDA

thank you

q & a …

Future Contact Info

George Wung
g.wung@yidacn.net
(626) 379-2019

Wei Zhang
w.zhang@yidacn.net
(626) 241-5036